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                                                                    EXHIBIT 10.8


                             GENOMIC SOLUTIONS INC.

           1998 NON-EMPLOYEE DIRECTOR AND CONSULTANT STOCK OPTION PLAN


                                   ARTICLE I.
                        PURPOSE AND ADOPTION OF THE PLAN

         1.01 PURPOSE. The purpose of the Genomic Solutions Inc. Non-Employee Director and Consultant Stock Option Plan is to attract and retain the services of experienced and knowledgeable independent directors and consultants of Genomic Solutions Inc. (the "Company") and to provide an additional incentive for such directors and consultants to continue to work for the best interests of the Company and its stockholders.

         1.02 ADOPTION AND TERM. The Plan was approved by the Board on January __, 1998, subject to approval of the Company's stockholders on or before January
__, 1999, and will remain in effect until all shares authorized under the terms of the Plan have been issued, unless earlier terminated or abandoned by action of the Board.

                                   ARTICLE II.
                                   DEFINITIONS

         2.01 BENEFICIARY means (a) an individual, trust or estate who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of the Non-Employee Director or Consultant under the Plan and Option Agreement upon the Non-Employee Director or Consultant's death; or
(b) an individual, who by designation of the Non-Employee Director or Consultant, succeeds to the rights and obligations of the Non-Employee Director or Consultant under the Plan and Option Agreement upon the Non-Employee Director or Consultant's death.

         2.02 BOARD means the Board of Directors of the Company.

         2.03 CHANGE OF CONTROL EVENT means (a) an event or series of events by which any Person or other entity or group (as such term is used in Section 13(d) and 14(d) of the Exchange Act) of Persons or other entities acting in concert as a partnership or other group (a "Group of Persons") (other than Persons who are, or Groups of Persons entirely made up of, (i) management personnel of the Company or (ii) any affiliates of any such management personnel) shall, as a result of a tender or exchange offer or offers, an open market purchase or purchases, a privately negotiated purchase or purchases or otherwise, become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting stock of the Company; (b) the Company consolidates with, or merges with or into, another Person (other than a Subsidiary in a transaction which is not otherwise a Change of Control Event), or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding voting stock of the Company is converted into or exchanged for cash, securities or other property; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or (d) any liquidation or dissolution of the Company (other than a liquidation into a Subsidiary that is not otherwise a Change of Control Event).


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         2.04 CODE means the Internal Revenue Code of 1986, as amended.
References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

         2.05 COMPANY means Genomic Solutions Inc., a Delaware corporation.

         2.06 COMPANY COMMON STOCK means the Common Stock of the Company, par value $0.001.

         2.07 CONSULTANT means an individual who provides consulting services to the Company who is not an employee or a Director of the Company.

         2.08 DATE OF GRANT means: (a) with respect to Initial Options, the date the Plan is adopted by the Board, or if later, the date an individual first becomes a Director; and (b) with respect to Discretionary Options, the date the Board authorizes the issuance of such options.

         2.09 DIRECTOR means a member of the Board of Directors of the Company.

         2.10 DISCRETIONARY OPTIONS has the meaning set forth in Section 5.01.

         2.11 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.12 EXPIRATION DATE means the date specified in an Option Agreement as the expiration date of such Award.

         2.13 FAIR MARKET VALUE means, on any given date, the fair market value of the Company Common Stock as determined in good faith by the Board; provided, however, that: (a) if the Company Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") SmallCap Market on the date the Option is granted, the Fair Market Value means the average of the highest bid and lowest asked prices of the Company Common Stock on Nasdaq reported for such date; (b) if the Company Common Stock is admitted to trading on a national securities exchange or the Nasdaq National Market on the date the Option is granted, the Fair Market Value means the closing price reported for the Company Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; and (c) the Fair Market Value of the Company Common Stock on the effective date of the registration statement for the Company's initial public offering shall be the initial offering price.

         2.14 INITIAL OPTION has the meaning set forth in Section 5.01.

         2.15 NON-EMPLOYEE DIRECTOR means a Director who is not an employee of the Company or a Subsidiary.

         2.16 NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option as described in Section 422 of the Code.

         2.17 OPTION means a Non-Qualified Stock Option granted at any time under the Plan.

         2.18 OPTION AGREEMENT means a written agreement between the Company and the optionholder evidencing the grant of an Option and setting forth the terms and conditions of the Option.

         2.19 PLAN means the Genomic Solutions Inc. 1998 Non-Employee Director and


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Consultant Stock Option Plan, as described herein and as it may be amended from time to time.

         2.20 PURCHASE PRICE, with respect to Options, has the meaning set forth in Section 5.02.

         2.21 RULE 16B-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as currently in effect and as it may be amended from time to time, and any successor rule.

         2.22 SUBSIDIARY shall have the meaning set forth in Section 424(f) of the Code.

                                  ARTICLE III.
               COMPANY COMMON STOCK ISSUABLE PURSUANT TO THE PLAN

         3.01 SHARES ISSUABLE. Shares to be issued under the Plan may be authorized and unissued shares or issued shares which have been reacquired by the Company. Except as provided in Section 3.03, the Options granted under the Plan shall be limited so that all shares which shall be issued upon the exercise of outstanding Options shall not in the aggregate exceed 300,000.

         3.02 SHARES SUBJECT TO TERMINATED OPTIONS. In the event that any Option at any time granted under the Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, then all shares formerly subject to such Option as to which such Option shall not have been exercised shall be available for any Option subsequently granted in accordance with the Plan.

         3.03 ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

              (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Options, the Purchase Price for such shares, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Board shall have the power to determine the amount of the adjustment to be made in each case.

              (b) SALE OR REORGANIZATION. After any reorganization, merger or consolidation in which the Company is a surviving corporation, each Non-Employee Director and Consultant shall, at no additional cost, be entitled upon exercise of an Option to receive (subject to any required action by stockholders), in lieu of the number of shares of Company Common Stock receivable or exercisable pursuant to such Option, a number and class of shares of stock or other securities to which such Non-Employee Director or Consultant would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Non-Employee Director or Consultant had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Option. Comparable rights shall accrue to each Non-Employee Director and Consultant in the event of successive reorganizations, mergers or consolidations of the character described above.


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                                   ARTICLE IV.
                                  PARTICIPATION

         4.01 ELIGIBLE INDIVIDUALS. All Non-Employee Directors and Consultants of the Company shall be eligible to receive Options under the Plan.

                                   ARTICLE V.
                                  OPTION AWARDS

         5.01 GRANT OF OPTIONS.

              (a) INITIAL OPTIONS. Each of the Company's Non-Employee Directors, on the date the Plan is adopted by the Board, shall automatically receive a Non-Qualified Stock Option (the "Initial Option") to purchase Ten Thousand (10,000) shares, subject to adjustment in accordance with
         Section 3.03, of Company Common Stock on the date of adoption. Thereafter, each of the Company's Non-Employee Directors shall automatically receive the Initial Option, subject to adjustment in accordance with Section 3.03, on the day he or she first becomes a Director. Each Initial Option shall be evidenced by an Option Agreement.

              (b) DISCRETIONARY OPTIONS. The Board may grant, to each of the Company's Non-Employee Directors and Consultants, Non-Qualified Stock Options (the "Discretionary Options") to purchase Company Common Stock from the Company in such quantity and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Board. Each Discretionary Option shall be evidenced by an Option Agreement.

         5.02 PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Company Common Stock which may be purchased upon exercise of an Option granted under the Plan shall be 100% of the Fair Market Value on the Date of Grant.

         5.03 VESTING OF OPTIONS. No Option may be exercised prior to the date one (1) year after the Date of Grant but each Option shall be fully (100%) exercisable from and after the date one (1) year after the Date of Grant.

         5.04 DURATION OF OPTIONS. Options granted under the Plan shall terminate after the first to occur of the following events:

              (a) Ten years from the Date of Grant.

              (b) In the case of a Non-Employee Director, three months after the Non-Employee Director ceases to be a Director, except in the case of death, as described in (c) below.

              (c) In the event of the death of a Non-Employee Director while a Director, the right to exercise all unexpired Options shall be accelerated and shall accrue as of the date of death, and the Non-Employee Director's Options may be exercised by his Beneficiary at any time within one year after the date of the Non-Employee Director's death. In the event of the death of a Non-Employee Director within the ninety day period after he or she ceases to be a Director, the Non-Employee Director's Beneficiary may exercise his or her Options, to the extent exercisable on the date of death, within one year after the date of the Non-Employee Director's death.


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              (d) In the event of the death of a Consultant, the right to exercise all unexpired Options shall be accelerated and shall accrue as of the date of death, and the Consultant's Options may be exercised by his Beneficiary at any time within one year after the date of the Consultant's death.

         5.05 EXERCISE PROCEDURES. Each Option granted under the Plan may be exercised by written notice to the Company which must be received by the Secretary of the Company on or before the Expiration Date of the Option. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Non-Employee Director or Consultant on the date of exercise.

         5.06 NON-EMPLOYEE DIRECTORS' RIGHTS IN A CHANGE OF CONTROL. Unless otherwise provided in the Option Agreement, and subject to such other terms and conditions as the Board may establish in the Option Agreement, upon the occurrence of a Change of Control Event, irrespective of whether or not an Option is then exercisable, the Participant shall have the right to exercise in full any unexpired Option to the extent not theretofore exercised or terminated.

         5.07 CONSULTANTS' RIGHTS IN A CHANGE OF CONTROL. The Board, in its sole discretion, shall have the right (but shall not in any case be obligated) to establish in the Option Agreement, upon the occurrence of a Change of Control Event, irrespective of whether or not an Option is then exercisable, that the Consultant shall have the right to exercise in full any unexpired Option to the extent not theretofore exercised or terminated.

         5.08 RIGHTS AS A STOCKHOLDER. The Non-Employee Director, Consultant or any transferee of an Option pursuant to Section 5.04(c) or Section 5.11 shall have no rights as a stockholder with respect to any shares of Company Common Stock covered by an Option until the Non-Employee Director, Consultant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends and cash or other property or distributions or other rights with respect to any such shares of Company Common Stock for which the record date is prior to the date on which the Non-Employee Director, Consultant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option.

         5.09 PLAN PROVISIONS CONTROL OPTION TERMS. The terms of the Plan shall govern all Options granted under the Plan. In the event any provision of any Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan as constituted on the Date of Grant of such Option shall control. Except as provided in Section 3.03, (i) the terms of any Option granted under the Plan may not be changed after the granting of such Option without the express approval of the Non-Employee Director or Consultant and (ii) no modification may be made to an Option granted under the Plan except in compliance with Rule 16b-3.

         5.10 TAXES. The Company shall be entitled, if the Company deems it necessary or desirable, to withhold (or secure payment from the Non-Employee Director or Consultant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any shares issuable upon exercise of an Option, and the Company may defer issuance of the stock upon exercise unless indemnified to its satisfaction against any liability for such tax.

         5.11 LIMITATIONS ON TRANSFER. A Non-Employee Director or Consultant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Non-Employee Director or Consultant may transfer Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of


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these individuals. Options so transferred may thereafter be transferred only to the Non-Employee Director or Consultant who originally received the Options or to an individual or trust to whom the Non-Employee Director or Consultant could have initially transferred the Option pursuant to this Section 5.11. Options which are transferred pursuant to this Section 5.11 shall be exercisable by the transferee according to the same terms and conditions as applied to the Non-Employee Director or Consultant.

                                   ARTICLE VI.
                               GENERAL PROVISIONS

         6.01 AMENDMENT AND TERMINATION OF PLAN.

              (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time as it deems necessary or appropriate and no approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any amendment; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under any applicable law, including Rule 16b-3 or the Code, unless such compliance, if discretionary, is no longer desired. No termination or amendment of the Plan may, without the consent of the Non-Employee Director or Consultant to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option. For the purposes of this section, an amendment to the Plan shall be deemed to have the affirmative approval of the stockholders of the Company if such amendment shall have been submitted for a vote by the stockholders at a duly called meeting of such stockholders at which a quorum was present and the majority of votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment, or if the holders of outstanding stock having not less than a majority of the outstanding shares consent to such amendment in writing in the manner provided under the Company's bylaws.

              (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. If the Plan is not earlier terminated, the Plan shall terminate when all shares authorized under the Plan have been issued. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Option to the same extent such award would have been exercisable if the Plan had not been terminated.

         6.02 NO RIGHT TO CONTINUE AS DIRECTOR. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained as a Director, or to limit in any way the right of the stockholders of the Company to remove such person as a Director.

         6.03 SECURITIES LAW RESTRICTIONS. The shares of Company Common Stock issuable pursuant to the terms of any Options granted under the Plan may not be issued by the Company without registration or qualification of such shares under the Securities Act of 1933, as amended, or under various state securities laws or without an exemption from such registration requirements. Unless the shares to be issued under the Plan have been registered and/or qualified as appropriate, the Company shall be under no obligation to issue shares of Company Common Stock upon exercise of an Option unless and until such time as there is an appropriate exemption available from the registration or qualification requirements of federal or state law as determined by the Company in its sole discretion. The Company may require any person who is granted an award hereunder to agree with the Company to represent and agree in writing that if such shares


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are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with applicable securities laws, and that such person is acquiring the shares issued upon exercise of the Option for investment, and not with the view toward distribution.

         6.04 NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock or stock options otherwise than under the Plan.

         6.05 CAPTIONS. The captions (i.e., all section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

         6.06 SEVERABILITY. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

         6.07 CHOICE OF LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed in accordance therewith.


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              AMENDMENT TO GENOMIC SOLUTIONS INC. 1998 NON-EMPLOYEE
                   DIRECTOR AND CONSULTANT STOCK OPTION PLAN

THIS AMENDMENT to the GENOMIC SOLUTIONS INC. 1998 NON-EMPLOYEE DIRECTOR AND CONSULTANT STOCK OPTION PLAN is made as of February 10, 2000, but effective as of the closing of the Company's Qualified Initial Public Offering, as defined below.

1. Section 2.06 of the Plan is hereby deleted in its entirety and replaced with the following Section 2.06:

                  2.06 COMPANY COMMON STOCK means, in the event the Company completes a Qualified Initial Public Offering, the Callable Common Stock of the Company, par value $0.001, which is callable until the expiration of the period (the "Call Period") for which PerkinElmer, Inc., a Massachusetts corporation ("PKI"), has a right to cause the Company to redeem the Callable Common Stock. After expiration of the Call Period, or in the event the Company does not complete a Qualified Initial Public Offering prior to expiration of the Call Period, Company Common Stock means the Common Stock of the Company, par value $0.001. A "Qualified Initial Public Offering" means an initial public offering by us for an aggregate offering price of at least $20 million, firmly underwritten by a nationally recognized underwriter, that results in our stock being listed on the New York Stock Exchange or the Nasdaq National Market System.

2. Section 3.01 of the Plan is hereby deleted in its entirety and replaced with the following Section 3.01:

                  3.01 SHARES ISSUABLE. Shares to be issued under the Plan may be authorized and unissued shares or issued shares that have been reacquired by the Company. Except as provided in Section 3.03, the Options granted under the Plan shall be limited so that all shares which shall be issued upon the exercise of outstanding Options shall not in the aggregate exceed 750,000.

3.       Section 3.03 of the Plan is hereby amended to read as follows:

                     3.03    ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

                     (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Options, the Purchase Price for such shares, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Board shall have the power to determine the amount of the adjustment to be made in each case.

                     (b) SALE OR REORGANIZATION. After any reorganization,
                  merger or consolidation in which the Company is a surviving corporation, each Non-Employee Director and Consultant shall, at no additional cost, be entitled upon exercise of an Option to receive (subject to any required action by stockholders), in lieu of the number of shares of Company Common Stock receivable or exercisable pursuant to such Option, a number and class of shares of stock or other securities to which such Non-Employee Director or Consultant would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Non-Employee Director or Consultant had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Option. Comparable rights shall accrue to each Non-Employee Director and Consultant in the event of successive reorganizations, mergers or consolidations of the character described above.

                           (C) EFFECT OF EXERCISE OF PERKINELMER, INC. OPTION.
                  If PKI exercises its option pursuant to the Securities Purchase Agreements (defined below) or exercises its right to cause the Company to redeem the Company Common Stock, and PKI notifies the Company that it will not assume the Options previously granted under this Plan and substitute for such Options new options, or if PKI fails to timely notify the Company that it will assume and substitute the Options (both within the meaning of Section 424(a) of the Code), each Option then outstanding and exercisable will be deemed, to the extent vested, exercised in full immediately prior to the exercise of PKI's option pursuant to the Securities Purchase Agreements or redemption by the Company at the direction of PKI, as the case may be, and the Option shall thereupon be cancelled. If at that time, the Company Common Stock is callable, all Company Common Stock deemed issued under the Option will be redeemed by the Company at the same time the shares of Company Common Stock are redeemed. If at that time, the Company Common Stock is not callable, all Company Common Stock deemed issued under the Option will be transferred to PKI in accordance with the terms of the Securities Purchase Agreements. If the Company Common Stock is redeemed by the Company, the holder shall receive the redemption price per share, as defined in the Company's Third

                  Amended and Restated Certificate of Incorporation, net of any exercise price payable by the holder and less any taxes withheld pursuant to Section 5.10 of the Plan. If the Company Common Stock is transferred to PKI pursuant to the terms of the Securities Purchase Agreements, the holder shall receive the purchase price per share, as defined in the Securities Purchase Agreements, net of any exercise price payable by the holder and less any taxes withheld pursuant to Section 5.10 of the Plan. The "Securities Purchase Agreements" are those agreements entered into between PKI and holders of the Company's equity securities, dated January 26, 2000.


4. The terms and provisions of the Plan shall in all other regards remain in full force and effect.